February 8, 2005

PIA EQUITY FUND
Series of Advisors Series Trust
Supplement to
Prospectus Dated October 26, 2004

The investment advisor to the PIA Equity Fund (the “Fund”) and the Board of Trustees of Advisors Series Trust have determined to terminate the Fund. Please note that the Fund will be liquidating its assets on Monday, February 28, 2005. You are welcome, however, to redeem your shares before that date.

If the Fund has not received your redemption request or other instruction by February 25, 2005, your shares will be redeemed on February 28, 2005, and you will receive from the Fund your proceeds, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record as of the close of business on February 28, 2005.

Please contact the Fund at 1-800-251-1970 if you have any questions.

Please retain this Supplement with your Prospectus for reference.